                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2008

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

J U N E  3 0 ,  2 0 0 8

( u n a u d i t e d )

Worldwide Insurance Trust

         WORLDWIDE BOND FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2008, and are subject to change.

Worldwide Bond Fund

Dear Shareholder:

For the six months ended June 30, 2008, the Initial Class shares of the Van Eck Worldwide Bond Fund gained 4.06%, lagging the benchmark S&P Citigroup World Government Bond (WGBI) Index1, which returned 5.02% in U.S. dollar terms (0.09% in local currency terms). The Fund’s underperformance was due primarily to its overweight position in U.S. currency relative to the benchmark. At the same time, the Fund’s underweighting in yen and, to a lesser degree, euro hurt performance given the strength of these currencies in the six-month period (up 5.21% and 7.99%, respectively). Finally, the Fund’s lack of investment in Australian bonds also dampened results, given the notable 12.44% performance of this credit market in U.S. dollar terms.

As was the case in 2007, several key themes dominated the performance of global bond markets in 2008’s first half: 1) the increasing threat of inflation worldwide on the back of rising commodity prices; 2) concerns over slowing global economic growth given inflationary and credit market headwinds; 3) the negative fallout from the U.S. subprime-mortgage crisis; and 4) the ongoing weakness of the U.S. dollar, which once again fell to record lows (although it showed some resilience in the second quarter).

Market and Economic Review

The first half of 2008 was characterized by a roller-coaster ride for credit markets. Ten-year U.S. Treasury yields began the year at 4.03%, reached a low of 3.31% in mid-March on the back of the collapse of investment bank Bear Stearns, then rallied in April and early May. This short rally made it appear as though the strains of the credit crisis were easing. A variety of fixed-income markets started to regain some semblance of order, and the flight to high-quality U.S. Treasury bonds began to reverse after months of anxiety that culminated in the Bear Stearns collapse. The U.S. Federal Reserve Board’s (“the Fed”) actions to increase liquidity between January and April helped ease investors’ fears of a systemic financial collapse and helped spawn the April-May relief rally in the markets for riskier bonds, including higher-yielding corporates. As the second quarter drew to a close, however, investors once again shunned riskier assets amid the possibility of additional losses at key investment banks, concerns about the solvency of bond insurers and worry about the economy’s ability to withstand rising energy and food prices. The 10-year Treasury traded at 4.27% in mid-June and stood at 3.97% as of June 30, nearly unchanged for the six-month period.

Throughout the semi-annual period, investors suffered under the weight of a deteriorating U.S. economy. The U.S. Dollar Index (DXY)2 fell to all-time lows during the period, as the Fed aggressively lowered interest rates four times (a total cut of 225 basis points, from 4.25% to 2.00%) in an attempt to quell credit market turmoil. The gravity of the crisis caused the Fed to put taxpayer money at risk by guaranteeing Bear Stearns’ illiquid mortgage- and asset-backed portfolio that was being taken on by JP Morgan. In further attempts to restore the health of the financial system, the Fed also opened the discount window to securities dealers and auctioned loans and/or swapped Treasuries with banks for other less liquid securities. At this writing, the U.S. credit crisis continued to unwind as U.S. Treasury Secretary Henry Paulson announced government plans to bailout the ailing mortgage giants, Fannie Mae and Freddie Mac. The rescue plan involves providing both companies with the potential financial backing of the Treasury and the Fed.

Central bank monetary policy continued to dominate the landscape for global fixed income investors through the end of June. Governments around the globe strove to combat growing concerns about inflation, given the historic rise in food and energy costs. While at the end of 2007, Central Banks had banded together to ease global credit strains by easing rates and providing liquidity by midyear 2008, the reverse was true given the rising tide of inflation. After seven successive interest rate cuts since September 2007, the Fed has held rates steady since April 30 as it monitors mounting inflation concerns. In his July 15 testimony to the Senate Banking Committee, Fed Chairman Bernanke cautioned legislators on the numerous difficulties that the U.S. economy faces, including the “unusually uncertain inflation outlook”, given that higher energy and commodity prices could become

Worldwide Bond Fund

embedded in wages and expectations. For the first time since June 2007, the ECB (European Central Bank) raised rates from 4.00% to 4.25% recently on July 9. Elsewhere, Central Banks are also grappling with policy decisions in an environment of rising inflation and slower growth.

While overall bond price gains were reasonable for U.S. Treasury investors (up 2.23%), the falling U.S. dollar, in its sixth year of decline, helped propel several of the world’s major bond markets when measured in U.S. dollar terms. Australian bonds gained 12.44% in U.S. dollar terms (2.88% in local currency terms). With the dollar declining 7.99% against the euro to a new low, the Citigroup European Government Bond Index (EGBI)3 was up 6.97% in U.S. dollar terms, while declining 0.73% in euro terms. Germany was the Eurozone’s top-performer posting gains of 7.71% in U.S. dollar terms. Japanese bonds also had a solid showing, given the strength of the yen, and ended the half with a 5.40% gain in U.S. dollar terms (compared to 0.01% in yen terms). By contrast, the relative weakness of the Canadian dollar hurt Canadian bonds which returned 0.05% in U.S. dollar terms, compared to 2.85% in Canadian dollar terms—in sharp contrast to last year’s meteoric rise of 23.83% in U.S. dollar terms. UK bonds also declined during the period, losing 1.97% in pound sterling terms and 1.99% in U.S. dollar terms. As in the U.S., both the Canadian and UK economies are experiencing significant slowdowns in growth.

Several domestic factors continued to put pressure on the U.S. dollar, including growing inflation fears, Fed easing and the credit crisis. Despite its six-year slide, however, the U.S. dollar showed some resilience in the second quarter. While the ECB recently hiked rates the dollar has held its ground as investors may believe the worst of the credit crisis is behind us and that the Fed’s inflation concerns will lead to policy tightening. Concerns over slowing growth in Europe are also supportive of the dollar. Also, in early June, Fed Chairman Bernanke directly addressed the negative implications of the dollar’s weakness, challenging the long-held view among investors that policy makers had an attitude of “benign neglect” toward the currency’s slide.

Fund Review

Throughout 2008, the Fund maintained an overweight position relative to its benchmark WGBI in terms of U.S. currency, at the expense of the yen. Although the strategy of being underweight the yen had worked extremely well over the past several years, it proved a disadvantage since the onset of the credit market turmoil last year as the yen has strengthened relative to the dollar. While the yen has weakened since the mid-March collapse of Bear Stearns, it was still stronger relative to the dollar for the half year ending June 30. The Japanese economy enjoyed relatively robust growth in the first quarter but the growth outlook has deteriorated given the strong yen, high energy prices, and slowdown in global economic activity.

The Fund began the year with 23.9% allocation to the U.S. bond market and ended the half with 22.5% allocation. U.S. bonds, as measured by the Citigroup U.S. Government Bond Index3, returned 2.23% in the six months, lagging the WGBI.

In terms of the Fund’s exposure to European bond markets, we maintained a slightly underweight position relative to the WGBI. Given the absolute weakness of these credit markets, this may have appeared prudent. However, European bonds performed well in terms of the U.S. dollar. Thus a larger allocation to European bonds would have benefited the Fund in the first half. The Fund’s allocation to Eurozone bonds remained steady at approximately 39% for the period, represented by the Fund’s bond holdings in Germany, Spain, Italy, the Netherlands, France and Belgium. German bonds represented the largest portion at 12.0% of the Fund’s net assets as of June 30, 2008.†

The Fund was underweight U.K. duration exposure and overweight U.K. currency exposure in the first six months. Since the British pound sterling actually weakened slightly relative to the U.S. dollar in the first half, the U.K. market was the worst performing constituent in the benchmark Index during that time period, with a return of -1.99% in U.S. dollar terms. This was negative for the Fund on an absolute basis and relative to the Index. The Fund began the year

Worldwide Bond Fund

with an 8.7% weighting in the U.K. bond market and ended the first half with an 8.0% allocation.

Although it definitely boosted results in 2007, the Fund’s higher allocation to the dollar bloc bond markets relative to the WGBI in terms of both duration and currency caused mixed results. We remained overweight in the bond markets of Canada (7.2% of Fund net assets†) and New Zealand (6.0% of Fund net assets†), while maintaining no exposure to the Australian bond market. While the Canadian and New Zealand markets performed poorly in U.S. dollar terms (up 0.05% and 3.82%, respectively), Australian bonds climbed 12.44%, as mentioned earlier, and the Fund’s lack of exposure to these credits detracted from its results.

Finally, the Fund’s exposure to Japanese yen-denominated bonds remained significantly underweight relative to the Index in terms of both duration and currency for the year. This underexposure had a negative impact on the Fund’s relative results, given that, the yen was one of the strongest performing currencies. At the end of June, the Fund had a 9.8% weighting in Japanese yen-denominated bonds, nearly equally divided between an Austrian corporate bond and a U.S. corporate bond (4.9% and 4.9% of Fund net assets, respectively†).

* * *

At this writing, we continue to believe the Worldwide Bond Fund’s emphasis on higher-quality bonds chosen from a variety of the world’s market will continue to help weather the growing domestic and global economic storm. We continue to believe that broadly speaking, fixed-income investors will continue to favor higher-quality credits. Given our focus on higher-grade government bonds (71.0% rated AAA and 17.6% AA at June 30), we believe that the Fund is well positioned to withstand the credit market turmoil. Volatility among currencies and credits is likely to continue until the global inflation and economic picture becomes clearer. Although Central Bank tightening may seem likely given rising energy and food costs on the back of soaring commodity prices, the developed economies continue to show weakness, putting pressure on central banks to tailor monetary policy to address both issues. Here in the U.S., we patiently await the next move of the Fed, as it tries to balance the counter pressures of a need for liquidity and growing inflation.

We continue to believe that asset allocation can play a critical role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed-income strategy. The Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

Worldwide Bond Fund

We appreciate your continued investment in the Van Eck Worldwide Bond Fund and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron Investment Team Member	Gregory F. Krenzer Investment Team Member

July 24, 2008

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

† All Fund assets referenced are Total Net Assets as of June 30, 2008.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The S&P Citigroup World Government Bond Index (WGBI) is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

2 The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

3 All country and regional bond market returns are Citigroup Government Bond Indices.

Worldwide Bond Fund

Geographical Weightings*
as of June 30, 2008
(unaudited)

Sector Weightings**
as of June 30, 2008 (unaudited)
Foreign Government Bonds	61.8%
U.S. Government Bonds	18.0%
Foreign Banks	10.1%
Money Market Fund	10.1%

†	Includes 9.8% allocation to Japanese yen-denominated Corporate Bonds.
*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

Worldwide Bond Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2008-
		January 1, 2008	June 30, 2008	June 30, 2008
Initial Class	Actual	$1,000.00	$1,040.60	$5.58
	Hypothetical**	$1,000.00	$1,019.39	$5.52
Class R1	Actual	$1,000.00	$1,040.60	$5.63
	Hypothetical**	$1,000.00	$1,019.34	$5.57

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 1.10% for the Initial Class Shares and 1.10% for the Class R1 Shares and multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Bond Fund

Schedule of Investments
June 30, 2008 (unaudited)

Principal
Amount		Value
BONDS AND NOTES: 87.8%
Austria: 4.9%
JPY 300,000,000	Oester Kontroll Bank Bond
	1.80%, 3/22/10	$2,862,150
Belgium: 4.6%
EUR 1,800,000	Belgium Kingdom
	4.00%, 3/28/17	2,649,654
Canada: 7.2%
CAD 4,000,000	Canadian Government Bond
	6.00%, 6/1/11	4,207,590
France: 4.8%
EUR 1,900,000	French Treasury Note
	3.75%, 4/25/17	2,772,623
Germany: 12.0%
	Bundesrepublik
	Deutschland Bonds
EUR 1,500,000	4.50%, 7/4/09	2,357,019
EUR 3,000,000	4.75%, 7/4/28	4,608,415
		6,965,434
Italy: 4.9%
EUR 1,800,000	Italian Government Bond
	5.00%, 2/1/12	2,832,572
Netherlands: 4.9%
EUR 1,900,000	Netherlands Government
	Bond
	4.00%, 7/15/16	2,837,986
New Zealand: 6.0%
NZD 4,500,000	New Zealand Government
	Bond
	6.50%, 4/15/13†	3,455,140
Spain: 8.0%
EUR 3,000,000	Spanish Government Bond
	4.00%, 1/31/10	4,664,401
United Kingdom: 8.0%
GBP 2,400,000	Great Britain Government
	Bond
	4.25%, 3/7/11	4,669,303
United States: 22.5%
JPY 300,000,000	KFW International
	Finance, Inc. Bond
	1.75%, 3/23/10	2,863,184
	U.S. Treasury Notes/Bonds:
$2,500,000	5.50%, 5/15/09	2,568,948
5,000,000	4.00%, 3/15/10†	5,129,300
2,000,000	6.625%, 2/15/27	2,507,502
		13,068,934
Number
of Shares		Value

Total Bonds and Notes
(Cost: $41,032,786)		$50,985,787
MONEY MARKET FUND: 9.9%
(Cost: $5,717,136)
	AIM Treasury Portfolio -
5,717,136	Institutional Class	5,717,136
Total Investments Before
Collateral for Securities
Loaned: 97.7%
(Cost: $46,749,922)		56,702,923
SHORT-TERM INVESTMENT HELD
AS COLLATERAL FOR
SECURITIES LOANED: 14.1%
(Cost: $8,200,263)
	State Street Navigator
	Securities Lending
8,200,263	Prime Portfolio	8,200,263
Total Investments: 111.8%
(Cost: $54,950,185)		64,903,186
Liabilities in excess of other assets (11.8)%		(6,865,329)
NET ASSETS: 100.0%		$58,037,857

†	Security fully or partially on loan. Total market value of securities on loan is $8,038,504.

CAD – Canadian Dollar
EUR – Euro
GBP – British Pound
JPY – Japanese Yen
NZD – New Zealand Dollar

Summary of Investments By Sector
Excluding Collateral for Securities Loaned (unaudited)

	% of
	Investments

Foreign Government Bonds	61.8%	$35,054,703
U.S. Government Bonds	18.0	10,205,750
Foreign Banks	10.1	5,725,334
Money Market Fund	10.1	5,717,136
	100.0%	$56,702,923

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Assets and Liabilities
June 30, 2008 (unaudited)

Assets:
Investments, at value (Cost $46,749,922) including $8,038,504 of securities loaned	$56,702,923
Short term investments held as collateral for securities loaned (Cost $8,200,263)	8,200,263
Receivables:
Investment securities sold	8,453
Shares of beneficial interest sold	564,914
Interest	902,091
Foreign tax reclaim	16,661
Total assets	66,395,305
Liabilities:
Payables:
Collateral for securities loaned	8,200,263
Shares of beneficial interest redeemed	15,984
Due to Adviser	46,564
Deferred Trustee fees	4,821
Accrued expenses	89,816
Total liabilities	8,357,448
NET ASSETS	$58,037,857
Initial Class Shares:
Net Assets	$41,044,161
Shares of beneficial interest outstanding	3,547,775
Net asset value, redemption and offering price per share	$11.57
Class R1 Shares:
Net Assets	$16,993,696
Shares of beneficial interest outstanding	1,469,558
Net asset value, redemption and offering price per share	$11.56
Net Assets consist of:
Aggregate paid in capital	$50,589,412
Unrealized appreciation of investments and foreign currency transactions	9,984,585
Undistributed net investment income	913,327
Accumulated net realized loss on investments	(3,449,467)
$58,037,857

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Operations
Six Months Ended June 30, 2008 (unaudited)

Income:
Interest		$1,193,308
Securities lending income		40,446
Total income		1,233,754
Expenses:
Management fees	$291,469
Professional fees	17,054
Reports to shareholders	9,649
Custodian fees	7,642
Insurance	6,824
Transfer agent fees - Initial Class Shares	6,369
Transfer agent fees - Class R1 Shares	6,197
Trustees’ fees and expenses	2,636
Other	3,940
Total expenses	351,780
Waiver of management fees	(29,600)
Net expenses		322,180
Net investment income		911,574
Realized and Unrealized Gain on Investments:
Net realized gain on foreign currency transactions		34,002
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions .		6,625
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		1,148,082
Net realized and unrealized gain on investments		1,188,709
Net Increase in Net Assets Resulting from Operations		$2,100,283

See Notes to Financial Statements

Worldwide Bond Fund

Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
	(unaudited)
Operations:
Net investment income	$911,574	$1,706,678
Net realized gain on investments and foreign currency transactions	34,002	2,921,770
Net change in unrealized appreciation (depreciation) of investments, foreign currency
transactions and foreign denominated assets and liabilities	1,154,707	206,528
Net increase in net assets resulting from operations	2,100,283	4,834,976
Dividends to shareholders from:
Net investment income
Initial Class Shares	(3,366,977)	(2,370,298)
Class R1 Shares	(1,261,918)	(742,737)
Total dividends	(4,628,895)	(3,113,035)
Share transactions*:
Proceeds from sales of shares
Initial Class Shares	11,315,781	7,517,852
Class R1 Shares	6,182,088	4,258,185
	17,497,869	11,776,037
Reinvestment of dividends
Initial Class Shares	3,366,977	2,370,298
Class R1 Shares	1,261,918	742,737
	4,628,895	3,113,035
Cost of shares redeemed
Initial Class Shares	(11,553,045)	(10,472,504)
Class R1 Shares	(4,297,242)	(3,174,507)
Redemption fees	11,956	5,044
	(15,838,331)	(13,641,967)
Net increase in net assets resulting from share transactions	6,288,433	1,247,105
Total increase in net assets	3,759,821	2,969,046
Net Assets:
Beginning of period	54,278,036	51,308,990
End of period (including undistributed net investment income of $913,327
and $4,596,646, respectively)	$58,037,857	$54,278,036
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	959,100	659,565
Shares reinvested	294,316	216,862
Shares redeemed	(984,359)	(913,404)
Net increase (decrease)	269,057	(36,977)
Class R1 Shares:
Shares sold	524,738	365,033
Shares reinvested	110,404	68,079
Shares redeemed	(365,807)	(272,779)
Net increase	269,335	160,333

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class Shares
	Six Months
	Ended
	June 30,		Year Ended December 31,
	2008		2007	2006	2005	2004	2003
	(unaudited)
Net Asset Value, Beginning of Period	$12.12		$11.78	$12.03	$13.33	$13.31	$11.46
Income (Loss) From Investment Operations:
Net Investment Income	0.19		0.41	0.53	0.58	0.64	0.53
Net Realized and Unrealized Gain (Loss)
on Investments	0.29		0.66	0.20	(0.97)	0.48	1.52
Total from Investment Operations	0.48		1.07	0.73	(0.39)	1.12	2.05
Less:
Dividends from Net Investment Income	(1.03)		(0.73)	(0.98)	(0.91)	(1.10)	(0.20)
Total Dividends	(1.03)		(0.73)	(0.98)	(0.91)	(1.10)	(0.20)
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	—
Net Asset Value, End of Period	$11.57		$12.12	$11.78	$12.03	$13.33	$13.31
Total Return (a)	4.06	%(e)	9.71%	6.48%	(3.03)%	9.15%	18.16%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$41,044		$39,745	$39,071	$46,350	$64,353	$85,385
Ratio of Gross Expenses to Average Net Assets	1.19	%(d)	1.32%	1.28%	1.29%	1.27%	1.21%
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.29%	1.27%	1.21%
Ratio of Net Investment Income to Average Net Assets	3.12	%(d)	3.31%	3.77%	3.67%	3.96%	3.58%
Portfolio Turnover Rate	0	%(e)	20%	19%	16%	0%	6%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.19% for the year ended December 31, 2003. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares
						For the Period
	Six Months					May 1, 2004*
	Ended					through
	June 30,		Year Ended December 31,			December 31,
	2008		2007	2006	2005	2004
	(unaudited)
Net Asset Value, Beginning of Period	$12.11		$11.77	$12.02	$13.33	$11.82
Income (Loss) From Investment Operations:
Net Investment Income	0.19		0.40	0.42	0.76	0.18
Net Realized and Unrealized Gain (Loss)
on Investments	0.29		0.67	0.31	(1.16)	1.33
Total from Investment Operations	0.48		1.07	0.73	(0.40)	1.51
Less:
Dividends from Net Investment Income	(1.03)		(0.73)	(0.98)	(0.91)	—
Total Dividends	(1.03)		(0.73)	(0.98)	(0.91)	—
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	—	(c)
Net Asset Value, End of Period	$11.56		$12.11	$11.77	$12.02	$13.33
Total Return (a)	4.06	%(e)	9.73%	6.48%	(3.11)%	12.77	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$16,994		$14,533	$12,238	$10,889	$8,492
Ratio of Gross Expenses to Average Net Assets	1.23	%(d)	1.38%	1.35%	1.38%	1.59	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.38%	1.33	%(d)
Ratio of Net Investment Income to Average Net Assets	3.12	%(d)	3.31%	3.75%	3.63%	3.89	%(d)
Portfolio Turnover Rate	0	%(e)	20%	19%	16%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	This ratio would be unchanged if any interest expense incurred during the above periods was excluded.
(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares

See Notes to Financial Statements

Worldwide Bond Fund

Notes To Financial Statements
June 30, 2008 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of June 30, 2008 is as follows:

	Level 2	Level 3
Level 1	Significant	Significant	Market
Quoted	Observable	Unobservable	Value of
Prices	Inputs	Inputs	Investments
$13,917,399	$50,985,787	None	$64,903,186

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency

Worldwide Bond Fund

Notes To Financial Statements (continued)

fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. For the period May 1, 2007 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for both Initial Class Shares and Class R1 Shares. For the six months ended June 30, 2008, the Adviser waived management fees in the amount of $29,600. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2008, there were no purchases or sales of investments, other than short-term obligations.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2008 was $54,950,185 and net unrealized appreciation aggregated $9,953,001, all of which related to appreciated securities.

The tax character of dividends paid to shareholders during the six months ended June 30, 2008 and the year ended December 31, 2007 consisted of ordinary income of $4,628,895 and $3,113,035, respectively.

At June 30, 2008, the Fund had a capital loss carryforward of $3,449,467 of which $166,131 expires December 31, 2008; $2,541,134 expires December 31, 2009; and $742,202 expires December 31, 2010.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2007). The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At June 30, 2008, the aggregate shareholder accounts of two insurance companies own approximately 74% and 20% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency

Worldwide Bond Fund

Notes To Financial Statements (continued)

purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2008, there were no borrowings by the Fund under this Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any interest or amounts equivalent thereto, on the securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At June 30, 2008, the market value of securities on loan was $8,038,504, and the related collateral for securities on loan was $8,200,263.

Note 11—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser; no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Van Eck Worldwide Insurance Trust

WORLDWIDE BOND FUND
WORLDWIDE EMERGING MARKETS FUND
WORLDWIDE HARD ASSETS FUND
WORLDWIDE REAL ESTATE FUND

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 11 and 12, 2008 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection withvariable insurance products (the “Performance Universe”), (ii) itsPeer Group, and (iii) appropriate benchmark indices as identifiedby an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

Van Eck Worldwide Insurance Trust

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with investigations concerning market timing and related matters. The Board determined that the Adviser has cooperated with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- and two-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall expense ratio, net of fee waivers, was the lowest in its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2007, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date August 28, 2008
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date August 28, 2008
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 28, 2008
     ---------------